                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                            -----------------------

                                  Form 8-A/A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                            Quaker State Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



               Delaware                                       25-0742820
----------------------------------------                  -------------------
(State of incorporation or organization)                     (IRS Employer
                                                          Identification No.)

Xerox Center, 222 West Las Colinas Blvd.,
Suite 1750, Irving, Texas                                           75039
------------------------------------------                        ----------
  (Address of principal executive offices)                        (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:


    Title of each class to                  Name of each exchange on which each
    be so registered                        class is to be registered

    Rights to Purchase
    Capital Stock, $1.00                    New York Stock Exchange
    par value per share                     Pacific Stock Exchange
    -----------------------                 -----------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                                    None
                               ----------------
                               (Title of Class)

                                   SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                           QUAKER STATE CORPORATION
                                           (Registrant)



                                            By /s/ CONRAD A. CONRAD
                                               ----------------------
                                               Name: Conrad A. Conrad
                                               Title: Vice Chairman and
                                                      Chief Financial Officer




DATE:  December 4, 1995



                                      2